UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2018

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AVADEL PHARMACEUTICALS PLC

(Exact name of registrant as specified in its charter)

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Ireland (State or Other Jurisdiction of Incorporation)	000-28508 (Commission File Number)	98-1341933 (I.R.S. Employer Identification No.)
Block 10-1 Blanchardstown Corporate Park, Ballycoolin Dublin 15, Ireland (Address of Principal Executive Offices)	Not Applicable (Zip Code)

 Registrant’s telephone number, including area code: +353 1 485 1200

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Election of Directors

On December 7, 2018, the Board of Directors of Avadel Pharmaceuticals plc (the “Company”), acting on the recommendation of its Nominating and Corporate Governance Committee, unanimously appointed Mr. Kevin Kotler to the Company’s Board of Directors, effective immediately. Mr. Kotler’s term will expire at the Company’s 2019 Annual General Meeting of Shareholders. Concurrent with his appointment as a director, Mr. Kotler was also appointed to the Board’s Compensation Committee and Nominating and Corporate Governance Committee. He will be compensated pursuant to the same arrangements as the Company’s other non-management directors, with his cash compensation pro-rated to reflect the partial term he will serve through the Company’s 2019 Annual General Meeting of Shareholders. Compensation arrangements for directors are described under the heading “Director Compensation” in the Company’s 2018 Proxy Statement.

There are no arrangements or understandings between Mr. Kotler and any other person pursuant to which Mr. Kotler was appointed to serve on the Board. Mr. Kotler has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 8.01	Other Events.

On December 11, 2018, the Company issued a press release announcing the appointment of Mr. Kotler to the Company’s Board of Directors. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release of Avadel Pharmaceuticals plc dated December 11, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVADEL PHARMACEUTICALS PLC

By:	/s/ Phillandas T. Thompson
Phillandas T. Thompson
Senior Vice President, General Counsel and Corporate Secretary

Date: December 11, 2018

Exhibit Index

99.1	Press release of Avadel Pharmaceuticals plc dated December 11, 2018